UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    October 26, 2007
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                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey                08540
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       (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On October 26, 2007 AMREP Corporation issued a press release announcing the planned redistribution of the fulfillment services work performed at the Marion, Ohio facility of its Kable Media Services fulfillment services business and the scheduled closing of the Ohio facility. This action is a further step in the Company's consolidation of operations in that business. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1      Press Release dated October 26, 2007 issued by AMREP Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMREP CORPORATION
                                                   -----------------
                                                     (Registrant)

                                                   By:  /s/ Peter M Pizza
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                                                        Peter M. Pizza
                                                        Vice President and
                                                        Chief Financial Officer

Date:  October  26, 2007
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                                  EXHIBIT INDEX

Exhibit No.                          Description
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   99.1        Press Release dated October 26, 2007 issued by AMREP Corporation.